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                                  EXHIBIT 23.3

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              [LETTERHEAD OF JONES & BLOUCH L.L.P. APPEARS HERE]






                                March 13, 1996

Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA 98111-0490

Gentlemen:

     We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the registration statement on Form S-1, File No. 33-62674, to be filed with the Securities and Exchange Commission.

                                              Very truly yours,

                                              /s/ Jones & Blouch L.L.P.

                                              Jones & Blouch L.L.P.